MASSMUTUAL INSTITUTIONAL FUNDS
Supplement dated September 7, 2001 to the
Z Shares Prospectus dated May 1, 2001

     The description of Eligible Purchasers on page 9 under the section titled About the Classes of Shares – Multiple Class Information is replaced in its entirety by the following:

       Eligible Purchasers. Class Z shares may be purchased by:

  Qualified plans under Section 401(a) of the Internal Revenue Code of 1986 as amended (the “Code”), Code Section 403(b) plans, Code Section 457 plans and other retirement plans, where plan assets of the employer generally exceed or are expected to exceed $100 million;
  Certain non-qualified deferred compensation plans;
  Registered mutual funds and collective trust funds; and
  Other institutional investors with assets generally in excess of $100 million.

       These Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class Z Shares.

B2098Z-01.1